UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 9, 2025

SYNOPSYS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Almanor Ave.

Sunnyvale, California 94085

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (650) 584-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value of $0.01 per share)	SNPS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This current report on Form 8-K/A (this “Amendment”) amends the current report on Form 8-K filed by Synopsys, Inc. (“Synopsys”) with the Securities and Exchange Commission (the “SEC”) on November 12, 2025 (the “Original 8-K”). The sole purpose of this Amendment is to update the disclosure under “Item 2.05 Costs Associated with Exit or Disposal Activities” of the Original 8-K to report certain updates to estimates of pre-tax charges to the Synopsys GAAP financial results under its restructuring plan that was approved by the Board of Directors of Synopsys (the “Board”) on November 9, 2025 (the “Restructuring Plan”). No other changes are being made to the Original 8-K.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On August 21, 2026, the Board approved updated estimates related to the Restructuring Plan that were previously disclosed in the Original 8-K to reflect additional restructuring costs. Synopsys now estimates that it will recognize pre-tax charges to its GAAP financial results ranging from $425 million to $500 million, consisting primarily of severance and other one-time termination benefits, and other costs such as certain site closures as part of its global site strategy.

This Item 2.05 includes certain forward-looking statements with respect to the size and scope of the restructuring, and the approximate amount and expected timing of the related charges. These statements involve risks, uncertainties and other factors that could cause Synopsys’ actual results, time frames or achievements to differ materially from those expressed or implied in such forward-looking statements. Such risks, uncertainties and factors include but are not limited to, Synopsys’ ability to implement the restructuring in various jurisdictions, possible changes in the size, components and timing of the expected costs and charges, Synopsys’ ability to achieve the benefits of the announced restructuring, and the risks more fully described in filings Synopsys makes with the SEC from time to time, including in the sections entitled “Risk Factors” in Synopsys’ latest Annual Report on Form 10-K and in Synopsys’ latest Quarterly Report on Form 10-Q. The information provided herein is as of August 26, 2026. Synopsys undertakes no duty to, and does not intend to, update any forward-looking statement, whether as a result of new information, future events or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOPSYS, INC.

Dated: August 26, 2026	By:	/s/ JANET LEE
Janet Lee
General Counsel and Corporate Secretary